AXA Premier VIP Trust
N-SAR

Exhibit 77.C. Matters submitted to a vote of security holders
 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of CharterSM Alternative 100 Moderate Portfolio approved the Agreement and Plan of Reorganization and Termination, pursuant to which the Portfolio was reorganized into the All Asset Growth – Alt 20 Portfolio, a series of EQ Advisors Trust, at the close of business on May 19, 2017.  The results of the shareholder vote are as follows:
For
Against
Abstain
822,899.119
32,345.332
43,347.051

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of CharterSM Interest Rate Strategies Portfolio approved the Agreement and Plan of Reorganization and Termination, pursuant to which the Portfolio was reorganized into the 1290 VT DoubleLine Opportunistic Bond Portfolio (formerly, the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio), a series of EQ Advisors Trust, at the close of business on May 19, 2017.  The results of the shareholder vote are as follows:
For
Against
Abstain
424,165.857
11,639.743
10,598.664

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of CharterSM International Moderate Portfolio approved the Plan of Reorganization and Termination, pursuant to which the Portfolio was reorganized into the CharterSM Moderate Portfolio at the close of business on May 19, 2017.  The results of the shareholder vote are as follows:
For
Against
Abstain
781,064.845
0
125,727.150

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of CharterSM Real Assets Portfolio approved the Agreement and Plan of Reorganization and Termination, pursuant to which the Portfolio was reorganized into the EQ/PIMCO Global Real Return Portfolio, a series of EQ Advisors Trust, at the close of business on May 19, 2017.  The results of the shareholder vote are as follows:
For
Against
Abstain
505,354.703
24,178.533
0

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of the AXA Premier VIP Trust (the “Trust”) approved the election of Steven M. Joenk, Mark A. Barnard, Thomas W. Brock, Donald E. Foley, Christopher P.A. Komisarjevsky, H. Thomas McMeekin, Gloria D. Reeg, Gary S. Schpero, Kenneth L. Walker and Caroline L. Williams to serve as the Board of Trustees of the Trust.  The results of the shareholder vote are as follows:
Shareholders of All Portfolios Vote Collectively
For
Against
Abstain
Mark A. Barnard
2,083,283,279.834
113,924,207.980
N/A
Thomas W. Brock
2,082,977,768.016
114,229,719.798
N/A
Donald E. Foley
2,082,807,345.738
114,400,142.076
N/A
Steven M. Joenk
2,082,798,231.244
114,409,256.570
N/A
Christopher P.A. Komisarjevsky
2,079,471,722.071
117,735,765.743
N/A
H. Thomas McMeekin
2,085,162,503.606
112,044,984.208
N/A
Gloria D. Reeg
2,082,667,003.825
114,540,483.989
N/A
Gary S. Schpero
2,082,612,293.367
114,595,194.447
N/A
Kenneth L. Walker
2,085,557,429.494
111,650,058.320
N/A
Caroline L. Williams
2,082,403,055.009
114,804,432.805
N/A

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Portfolio of the Trust (except the CharterSM Aggressive Growth Portfolio) approved changes to each Portfolio’s fundamental investment restriction with respect to diversification.  The results of the shareholder vote are as follows:
Portfolio
For
Against
Abstain
AXA Aggressive Allocation Portfolio
258,353,389.822
25,773,606.384
22,050,896.953
AXA Conservative Allocation Portfolio
123,261,553.745
11,399,066.696
10,255,805.767
AXA Conservative Plus Allocation Portfolio
126,915,268.137
9,216,314.240
11,290,407.956
AXA Moderate Allocation Portfolio
503,953,214.013
38,393,598.220
50,974,984.783
AXA Moderate Plus Allocation Portfolio
753,799,964.590
51,531,547.448
75,878,897.625
CharterSM Multi-Sector Bond Portfolio
45,540,314.811
4,733,790.829
4,534,132.331
CharterSM Small Cap Growth Portfolio
6,069,701.987
454,444.673
441,641.680
CharterSM Small Cap Value Portfolio
9,056,811.730
730,154.966
980,923.808
CharterSM Alternative 100 Moderate Portfolio
609,121.076
45,308.486
244,161.939
CharterSM Conservative Portfolio
2,744,034.105
11,863.255
201,471.245
CharterSM Growth Portfolio
1,202,487.909
0
72,855.058
CharterSM Income Strategies Portfolio
456,342.852
27,894.145
0
CharterSM Interest Rate Strategies Portfolio
432,464.911
13,939.350
0
CharterSM International Moderate Portfolio
826,631.710
0
80,160.276
CharterSM Moderate Growth Portfolio
1,454,118.068
0
774,855.435
CharterSM Moderate Portfolio
1,549,084.952
0
859,647.672
CharterSM Real Assets Portfolios
509,984.702
19,548.528
0
Target 2015 Allocation Portfolio
6,491,729.263
91,103.759
220,302.987
Target 2025 Allocation Portfolio
12,749,997.674
663,862.091
235,679.702
Target 2035 Allocation Portfolio
7,901,590.471
794,850.390
1,335,777.939
Target 2045 Allocation Portfolio
5,935,649.094
587,334.406
949,546.989
Target 2055 Allocation Portfolio
933,461.379
52,805.458
0

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Portfolio of the Trust (except the CharterSM Aggressive Growth Portfolio) approved changes to each Portfolio’s fundamental investment restriction with respect to issuing senior securities and borrowing money.  The results of the shareholder vote are as follows:
Portfolio
For
Against
Abstain
AXA Aggressive Allocation Portfolio
248,014,425.915
34,981,354.893
23,182,112.351
AXA Conservative Allocation Portfolio
119,045,146.717
14,684,191.862
11,187,087.629
AXA Conservative Plus Allocation Portfolio
122,497,894.223
13,141,583.957
11,782,512,153
AXA Moderate Allocation Portfolio
488,508,184.600
51,704,994.613
53,108,617.803
AXA Moderate Plus Allocation Portfolio
724,992,600.912
72,592,575.681
83,625,233.070
CharterSM Multi-Sector Bond Portfolio
43,401,099.763
6,459,960.774
4,947,177.435
CharterSM Small Cap Growth Portfolio
5,935,243.075
591,729.304
438,815.961
CharterSM Small Cap Value Portfolio
8,857,389.230
882,963.031
1,027,538.242
CharterSM Alternative 100 Moderate Portfolio
552,724.822
101,704.740
244,161.939
CharterSM Conservative Portfolio
2,744,034.105
11,863.255
201,471.245
CharterSM Growth Portfolio
1,202,487.909
0
72,855.058
CharterSM Income Strategies Portfolio
456,342.852
27,894.145
0
CharterSM Interest Rate Strategies Portfolio
432,464.911
13,939.350
0
CharterSM International Moderate Portfolio
826,631.710
0
80,160.276
CharterSM Moderate Growth Portfolio
1,454,118.068
0
774,855.435
CharterSM Moderate Portfolio
1,275,524.895
0
1,133,207.728
CharterSM Real Assets Portfolio
468,668.140
60,865.090
0
Target 2015 Allocation Portfolio
5,442,425.647
886,445.618
474,264.744
Target 2025 Allocation Portfolio
12,625,475.770
519,547.107
504,516.589
Target 2035 Allocation Portfolio
7,095,692.498
1,600,748.363
1,335,777.939
Target 2045 Allocation Portfolio
5,861,338.680
731,648.607
879,543.202
Target 2055 Allocation Portfolio
933,461.379
52,805.458
0

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Portfolio of the Trust (except the CharterSM Aggressive Growth Portfolio) approved changes to each Portfolio’s fundamental investment restriction with respect to underwriting.  The results of the shareholder vote are as follows:
Portfolio
For
Against
Abstain
AXA Aggressive Allocation Portfolio
252,115,708.087
30,187,982.909
23,874,202.164
AXA Conservative Allocation Portfolio
120,555,462.114
13,202,335.431
11,158,628.663
AXA Conservative Plus Allocation Portfolio
123,372,916.343
11,403,565.506
12,645,508.484
AXA Moderate Allocation Portfolio
493,302,473.914
46,614,163.863
53,405,159.239
AXA Moderate Plus Allocation Portfolio
737,600,281.836
62,044,338.067
81,565,789.761
CharterSM Multi-Sector Bond Portfolio
44,598,469.490
5,217,759.476
4,992,009.005
CharterSM Small Cap Growth Portfolio
5,967,679.499
551,143.772
446,965.069
CharterSM Small Cap Value Portfolio
8,946,941.489
824,654.486
996,294.528
CharterSM Alternative 100 Moderate Portfolio
607,839.367
45,308.486
245,443.648
CharterSM Conservative Portfolio
2,744,034.105
11,863.255
201,471.245
CharterSM Growth Portfolio
1,202,487.909
0
72,855.058
CharterSM Income Strategies Portfolio
456,342.852
27,894.145
0
CharterSM Interest Rate Strategies Portfolio
432,464.911
13,939.350
0
CharterSM International Moderate Portfolio
826,631.710
0
80,160.276
CharterSM Moderate Growth Portfolio
1,454,118.068
0
774,855.435
CharterSM Moderate Portfolio
1,275,524.895
0
1,133,207.728
CharterSM Real Assets Portfolio
509,984.702
19,548.528
0
Target 2015 Allocation Portfolio
5,907,427.190
675,405.833
220,302.987
Target 2025 Allocation Portfolio
12,593,402.357
640,327.965
415,809.144
Target 2035 Allocation Portfolio
7,903,679.248
792,761.613
1,335,777.939
Target 2045 Allocation Portfolio
5,631,177.667
889,154.969
952,197.853
Target 2055 Allocation Portfolio
933,461.379
52,805.458
0

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Portfolio of the Trust (except the CharterSM Aggressive Growth Portfolio) approved changes to each Portfolio’s fundamental investment restriction with respect to concentrating.  The results of the shareholder vote are as follows:

Portfolio
For
Against
Abstain
AXA Aggressive Allocation Portfolio
248,174,713.701
31,745,694.026
26,257,485.432
AXA Conservative Allocation Portfolio
121,160,727.372
12,101,811.047
11,653,887.788
AXA Conservative Plus Allocation Portfolio
123,038,315.335
10,667,208.093
13,716,466.905
AXA Moderate Allocation Portfolio
491,546,206.495
47,000,590.421
54,775,000.100
AXA Moderate Plus Allocation Portfolio
734,771.142.612
59,764,635.429
86,674,631.623
CharterSM Multi-Sector Bond Portfolio
44,636,966.181
5,493,519.413
4,677,752.378
CharterSM Small Cap Growth Portfolio
6,001,448.126
516,676.124
447,664.090
CharterSM Small Cap Value Portfolio
9,034,578.288
709,606.472
1,023,705.743
CharterSM Alternative 100 Moderate Portfolio
555,121.262
46,590.196
296,880.043
CharterSM Conservative Portfolio
2,729,291.797
11,863.255
216,213.552
CharterSM Growth Portfolio
1,167,153.397
0
108,189.570
CharterSM Income Strategies Portfolio
456,342.852
27,894.145
0
CharterSM Interest Rate Strategies Portfolio
432,464.911
13,939.350
0
CharterSM International Moderate Portfolio
826,631.710
0
80,160.276
CharterSM Moderate Growth Portfolio
1,439,386.526
0
789,586.976
CharterSM Moderate Portfolio
1,263,580.490
0
1,145,152.133
CharterSM Real Assets Portfolio
509,984.702
19,548.528
0
Target 2015 Allocation Portfolio
5,691,256.764
637,614.502
474,264.744
Target 2025 Allocation Portfolio
12,723,779.536
460,873.354
464,886.576
Target 2035 Allocation Portfolio
7,849,348.558
792,891.357
1,389,978.885
Target 2045 Allocation Portfolio
5,954,616.098
598,810.735
919,103.655
Target 2055 Allocation Portfolio
933,461.379
52,805.458
0

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Portfolio of the Trust (except the CharterSM Aggressive Growth Portfolio) approved changes to each Portfolio’s fundamental investment restriction with respect to investing in real estate.  The results of the shareholder vote are as follows:

Portfolio
For
Against
Abstain
AXA Aggressive Allocation Portfolio
254,447,211.732
28,966,822.529
22,763,858.898
AXA Conservative Allocation Portfolio
119,115,592.609
14,264,784.967
11,536,048.631
AXA Conservative Plus Allocation Portfolio
125,298,650.943
11,244,400.527
10,878,938.863
AXA Moderate Allocation Portfolio
497,319,136.650
44,927,032.757
51,075,627.609
AXA Moderate Plus Allocation Portfolio
739,841.295.310
63,760,956.151
77,608,158.203
CharterSM Multi-Sector Bond Portfolio
45,374,082.089
5,013,027.773
4,421,128.110
CharterSM Small Cap Growth Portfolio
6,106,507.976
418,708.838
440,571.526
CharterSM Small Cap Value Portfolio
9,026,198.902
754,068.475
987,623.127
CharterSM Alternative 100 Moderate Portfolio
547,688.621
106,740.941
244,161.939
CharterSM Conservative Portfolio
2,729,291.797
11,863.255
216,213.552
CharterSM Growth Portfolio
1,167,153.397
0
108,189.570
CharterSM Income Strategies Portfolio
456,342.852
27,894.145
0
CharterSM Interest Rate Strategies Portfolio
432,464.911
13,939.350
0
CharterSM International Moderate Portfolio
826,631.710
0
80,160.276
CharterSM Moderate Growth Portfolio
1,439,386.526
0
789,586.976
CharterSM Moderate Portfolio
1,263,580.490
0
1,145,152.133
CharterSM Real Assets Portfolio
509,984.702
19,548.528
0
Target 2015 Allocation Portfolio
5,608,044.272
720,826.993
474,264.744
Target 2025 Allocation Portfolio
12,468,592.031
591,160.303
589,787.133
Target 2035 Allocation Portfolio
7,822,894.104
873,546.757
1,335,777.939
Target 2045 Allocation Portfolio
5,693,881.734
864,415.426
914,233.329
Target 2055 Allocation Portfolio
933,461.379
52,805.458
0

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Portfolio of the Trust (except the CharterSM Aggressive Growth Portfolio) approved changes to each Portfolio’s fundamental investment restriction with respect to investing in commodities.  The results of the shareholder vote are as follows:

Portfolio
For
Against
Abstain
AXA Aggressive Allocation Portfolio
249,955,846.264
32,893,120.732
23,328,926.163
AXA Conservative Allocation Portfolio
120,229,822.372
13,643,611.123
11,043,492.713
AXA Conservative Plus Allocation Portfolio
124,297,494.561
11,098,924.034
12,025,571.737
AXA Moderate Allocation Portfolio
494,323,887.141
48,139,295.471
50,858,614.404
AXA Moderate Plus Allocation Portfolio
738,055,649.282
66,652,537.690
76,502,222.691
CharterSM Multi-Sector Bond Portfolio
44,070,573.641
5,665,024.373
5,072,639.958
CharterSM Small Cap Growth Portfolio
6,041,665.670
488,861.463
435,261.207
CharterSM Small Cap Value Portfolio
9,019,026.802
772,532.972
976,330.728
CharterSM Alternative 100 Moderate Portfolio
491,292.368
109,137.381
298,161.753
CharterSM Conservative Portfolio
2,744,034.105
11,863.255
201,471.245
CharterSM Growth Portfolio
1,202,487.909
0
72,855.058
CharterSM Income Strategies Portfolio
456,342.852
27,894.145
0
CharterSM Interest Rate Strategies Portfolio
432,464.911
13,939.350
0
CharterSM International Moderate Portfolio
826,631.710
0
80,160.276
CharterSM Moderate Growth Portfolio
1,454,118.068
0
774,855.435
CharterSM Moderate Portfolio
1,275,524.895
0
1,133,207.728
CharterSM Real Assets Portfolio
468,668.140
60,865.090
0
Target 2015 Allocation Portfolio
5,594,793.949
734,077.317
474,264.744
Target 2025 Allocation Portfolio
12,786,482.301
117,103.062
745,954.103
Target 2035 Allocation Portfolio
7,908,074.334
788,366.527
1,335,777.939
Target 2045 Allocation Portfolio
5,299,617.055
1,253,809.779
919,103.655
Target 2055 Allocation Portfolio
933,461.379
52,805.458
0

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Portfolio of the Trust (except the CharterSM Aggressive Growth Portfolio) approved changes to each Portfolio’s fundamental investment restriction with respect to making loans.  The results of the shareholder vote are as follows:

Portfolio
For
Against
Abstain
AXA Aggressive Allocation Portfolio
245,588,859.281
36,667,083.324
23,921,950.555
AXA Conservative Allocation Portfolio
116,484,209.606
15,297,865.710
13,134,350.891
AXA Conservative Plus Allocation Portfolio
122,781,580.143
13,306,778.470
11,333,631.720
AXA Moderate Allocation Portfolio
484,020,796.583
55,928,535.466
53,372,464.967
AXA Moderate Plus Allocation Portfolio
720,362,552.151
81,001,369.872
79,846,487.641
CharterSM Multi-Sector Bond Portfolio
42,965,463.927
7,234,053.095
4,608,720.950
CharterSM Small Cap Growth Portfolio
5,963,837.140
561,600.855
440,350.345
CharterSM Small Cap Value Portfolio
8,944.370.398
795,540.346
1,027,979.760
CharterSM Alternative 100 Moderate Portfolio
500,006.717
101,704.740
296,880.043
CharterSM Conservative Portfolio
2,729,291.797
11,863.255
216,213.552
CharterSM Growth Portfolio
1,167,153.397
0
108,189.570
CharterSM Income Strategies Portfolio
456,342.852
27,894.145
0
CharterSM Interest Rate Strategies Portfolio
432,464.911
13,939.350
0
CharterSM International Moderate Portfolio
826,631.710
0
80,160.276
CharterSM Moderate Growth Portfolio
1,439,386.526
0
789,586.976
CharterSM Moderate Portfolio
1,263,580.490
0
1,145,152.133
CharterSM Real Assets Portfolio
468,668.140
60,865.090
0
Target 2015 Allocation Portfolio
5,528,723.577
1,054,109.446
220,302.987
Target 2025 Allocation Portfolio
12,233,195.720
1,094,562.089
321,781.658
Target 2035 Allocation Portfolio
8,932,985.607
792,891.357
306,341.836
Target 2045 Allocation Portfolio
5,682,793.287
865,263.824
924,473.378
Target 2055 Allocation Portfolio
933,461.379
52,805.458
0

 At a Special Meeting of Shareholders held on April 17, 2017, shareholders of CharterSM Income Strategies Portfolio approved the Agreement and Plan of Reorganization and Termination, pursuant to which the Portfolio was reorganized into the 1290 VT DoubleLine Opportunistic Bond Portfolio (formerly, the AXA/DoubleLine Opportunistic Core Plus Bond Portfolio), a series of EQ Advisors Trust, at the close of business on May 19, 2017.  The results of the shareholder vote are as follows:
For
Against
Abstain
327,233.580
6,636.332
150,367.088

 At a Special Meeting of Shareholders held on April 17, 2017, shareholders of the CharterSM Aggressive Growth Portfolio approved changes to the Portfolio’s fundamental investment restriction with respect to diversification.  The results of the shareholder vote are as follows:
For
Against
Abstain
537,387.319
0
0

 At a Special Meeting of Shareholders held on April 17, 2017, shareholders of the CharterSM Aggressive Growth Portfolio approved changes to the Portfolio’s fundamental investment restriction with respect to issuing senior securities and borrowing money.  The results of the shareholder vote are as follows:
For
Against
Abstain
537,387.319
0
0

 At a Special Meeting of Shareholders held on April 17, 2017, shareholders of the CharterSM Aggressive Growth Portfolio approved changes to the Portfolio’s fundamental investment restriction with respect to underwriting.  The results of the shareholder vote are as follows:
For
Against
Abstain
537,387.319
0
0

 At a Special Meeting of Shareholders held on April 17, 2017, shareholders of the CharterSM Aggressive Growth Portfolio approved changes to the Portfolio’s fundamental investment restriction with respect to concentrating.  The results of the shareholder vote are as follows:
For
Against
Abstain
334,977.638
0
202,409.681

 At a Special Meeting of Shareholders held on April 17, 2017, shareholders of the CharterSM Aggressive Growth Portfolio approved changes to the Portfolio’s fundamental investment restriction with respect to investing in real estate.  The results of the shareholder vote are as follows:
For
Against
Abstain
334,977.638
0
202,409.681

 At a Special Meeting of Shareholders held on April 17, 2017, shareholders of the CharterSM Aggressive Growth Portfolio approved changes to the Portfolio’s fundamental investment restriction with respect to investing in commodities.  The results of the shareholder vote are as follows:
For
Against
Abstain
537,387.319
0
0

 At a Special Meeting of Shareholders held on April 17, 2017, shareholders of the CharterSM Aggressive Growth Portfolio approved changes to the Portfolio’s fundamental investment restriction with respect to making loans.  The results of the shareholder vote are as follows:
For
Against
Abstain
334,977.638
0
202,409.681